Exhibit 1.1

                                  $450,000,000
                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                       CLASS A FLOATING RATE ASSET BACKED
                           CERTIFICATES, SERIES 2001-1



                         CLASS A UNDERWRITING AGREEMENT

                                                          June __, 2001

DEUTSCHE BANK SECURITIES, INC.
  as Representative of the
  Several Underwriters
31 West 52nd Street
New York, New York 10019

Ladies and Gentlemen:

     Section 1. Introductory. AFCO Credit Corporation, a New York corporation ("AFCO Credit"), and AFCO Acceptance Corporation, a California corporation ("AFCO Acceptance" and together with AFCO Credit, the "Originators" and in their capacity as servicer, the "Servicer") propose to convey commercial insurance premium finance loans (the "Receivables") from time to time to Mellon Bank, N.A., a national banking association organized under the laws of the United States of America (the "Seller"), who then proposes to convey such Receivables to the Mellon Premium Finance Loan Owner Trust (the "the Transferor"). The Transferor proposes to convey such Receivables to the Mellon Bank Premium Finance Loan Master Trust (the "Trust"), and proposes to cause the Trust to sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $450,000,000 aggregate initial principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-1 (the "Class A Certificates"), in the Trust, the terms of which are described in the Prospectus (as defined below). It is understood that Seller and the Transferor are currently entering into a Class B Underwriting Agreement dated the date hereof (the "Class B Underwriting Agreement") among the Seller, the Transferor and the Underwriters named on Schedule I thereto (the "Class B Underwriters") providing for the sale of $20,000,000 aggregate initial principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-1 (the "Class B Certificates"). The Class A Certificates and the Class B Certificates are referred to herein collectively as the "Certificates." This Agreement and the Class B Underwriting Agreement are referred to herein collectively as the "Underwriting Agreements."

     The Transferor was formed pursuant to the Trust Agreement, dated as of May ___, 2001, as amended and restated as of June 15, 2001 (collectively, the "Trust Agreement"), each between the Seller, as depositor, and Chase Manhattan Bank USA, National Association, as owner trustee (the "Owner Trustee").

     The Receivables will be conveyed by the Originators to the Seller pursuant to the First Tier Receivables Purchase Agreement dated as of June 15, 2001 (the "First Tier Receivables Purchase Agreement") between the Originators and the Seller. The Receivables then will be conveyed by the Seller to the Transferor pursuant to the Second Tier Receivables Purchase Agreement dated as of June 15, 2001 (the "Second Tier Receivables Purchase Agreement") between the Seller and the Transferor. The Receivables will be conveyed by the Transferor to the Trust in exchange for the Certificates pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of June 15, 2001 (the "P&S") and the Series 2001-1 Supplement thereto (the "Series Supplement" and together with the P&S, the "Pooling and Servicing Agreement") dated as of June 15, 2001, each among the Transferor, Servicer, Premium Financing Specialists, Inc., a Missouri corporation ("PFSI"), as back-up servicer and Premium Financing Specialists of California, Inc., a California corporation ("PFSIC"), as back-up servicer (PFSI and PFSIC are collectively referred to as the "Back-up Servicer") and Wells Fargo Bank Minnesota, a national banking association, as trustee (the "Trustee"). In addition, the Transferor, Servicer, Trustee, [________________, a ________ corporation] (the "Collateral Interest Holder") and [_____________] as Agent (the "Agent") will enter into a Loan Agreement (the "Loan Agreement") to be dated as of the Closing Date (as defined below) pursuant to which the Collateral Interest Holder will acquire $30,000,000 aggregate initial principal amount of the Collateral Interest (the "Collateral Interest"), which will act as Credit Enhancement for the Certificates.

     Capitalized terms used herein (including in the Introductory hereto) that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

     Section 2. Representations and Warranties of the Seller and the Transferor.
(a) The Seller and the Transferor (and together with the Trust collectively referred to as the "Registrants") each represents and warrants, as to itself and not jointly, to, and agrees with, each Underwriter as set forth in this Section
2. Certain terms used in this Section 2 are defined in paragraph (i) below.

          (i) Each of the Registrants meets the requirements for use of Form S-1 under the Securities Act of 1933, as amended (the "Securities Act") and have filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-53250) including a related preliminary prospectus, on such Form for the registration under the Securities Act, of the Certificates. The Registrants may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to the Representative. The Registrants will next file with the Commission (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final prospectus relating to the Class A Certificates) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b) under the Securities Act. In the case of clause (B), the Registrants have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Class A Certificates and the offering thereof. As filed, such amendment and form of final prospectus shall include all Rule 430A Information, together with all other such required information, with respect to the Class A Certificates and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus which has previously been furnished to the Representative) as the Registrants have advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertakings specified by item 512(a) of Regulation S-K, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          The terms that follow, when used in this Agreement, have the meanings indicated. The term "Effective Date" means each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" means the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" means any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement which, at the Effective Date, omits Rule 430A Information. "Prospectus" means the form of prospectus relating to the Class A Certificates that is first filed with the Commission pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is required, means the prospectus relating to the Class A Certificates included in the Registration Statement at the Effective Date. "Registration Statement" means the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Securities Act or rules thereunder, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424," "Rule 430A," "Rule 415" and "Regulation S-K" refer to such rules or regulations under the Securities Act. "Rule 430A Information" means information with respect to the Class A Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-1 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (ii) On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Registrants make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Registrants by any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

          (iii) The Transferor is a Delaware business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.3801 et seq., as it may be amended from time to time, and is validly existing and in good standing under the laws of the State of Delaware, and the Seller is a national banking association, organized and is validly existing under the laws of the United States of America, and each of the Registrants has all requisite trust power, authority and legal right to own its respective properties and conduct its respective business as described in the Registration Statement and the Prospectus and to execute, deliver and perform the transactions contemplated by the Underwriting Agreements, the Pooling and Servicing Agreement, the First Tier Receivables Purchase Agreement, the Second Tier Receivables Purchase Agreement and the Loan Agreement (collectively the "Specified Agreements"), to which each is a party, and to authorize the authentication, execution and issuance of the Certificates and the issuance of the Collateral Interest.

          (iv) The Seller and the Transferor are each duly qualified to do business and in good standing (or is exempt from such requirement) in any state required in order to conduct its respective business, and each has obtained all necessary licenses and approvals required under Federal and Delaware law with respect to the Transferor, and required under Federal or Pennsylvania law with respect to the Seller, except where failure to obtain such qualification or such license would not materially adversely affect the conduct of its business.

          (v) The execution, delivery and performance by the Transferor and Seller of the Specified Agreements to which each is a party, the issuance of the Certificates and the Collateral Interest and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings.

          (vi) The Seller has duly and validly authorized the conveyance of the Receivables to the Transferor, and the Transferor has duly and validly authorized the conveyance of the Receivables to the Trust.

          (vii) The execution, delivery and performance by the Seller and the Transferor of the Specified Agreements to which each is a party, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or (other than the Lien of the Pooling and Servicing Agreement) result in the creation or imposition of any Lien under any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Seller or the Transferor is a party or by which either of them or any of their respective properties are bound.

          (viii) The execution, delivery and performance by the Seller and the Transferor of the Specified Agreements to which each is a party, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof, will not conflict with or violate any Requirements of Law applicable to the Seller or the Transferor, respectively.

          (ix) There are no proceedings or investigations pending or, to the best knowledge of the Seller or the Transferor, threatened against the Seller or the Transferor, as applicable before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (A) asserting the invalidity of any Specified Agreement to which each is a party or the Certificates or the Collateral Interest, (B) seeking to prevent the issuance of the Certificates or the Collateral Interest or the consummation of any of the transactions contemplated by the Specified Agreements to which each is a party, (C) seeking any determination or ruling that, in the reasonable judgment of the Seller or the Transferor, as the case may be, would materially and adversely affect the performance by the Seller or the Transferor, as applicable, of its respective obligations under any Specified Agreement to which each is a party, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Specified Agreements to which each is a party or the Certificates or the Collateral Interest, or
     (E) seeking to affect adversely the income tax attributes of the Trust, as described in the Prospectus under the heading "U.S. Federal Income Tax Consequences"; and there are no contracts or documents of the Seller or the Transferor, as applicable, that are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commissioner promulgated under the Securities Act (the "Rules and Regulation") that have not been so filed.

          (x) All approvals, authorizations, consents, orders and other actions of any Person or of any governmental body or official required in connection with the execution and delivery of the Specified Agreements to which the Seller and/or the Transferor is a Party, the issuance of the Certificates and the Collateral Interest and the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, have been obtained.

          (xi) The Seller has delivered to the Representative complete and correct copies of (A) publicly available portions of the Consolidated Reports of Condition and Income of the Seller for the years ended December 31, 1998, 1999 and 2000, as submitted to the Comptroller of the Currency; and (B) the December 31, 1998, 1999 and 2000, audited consolidated balance sheets of Mellon Financial Corporation which are included in respectively Mellon Financial Corporation's 1998, 1999 and 2000 Annual Reports to Stockholders. Except as otherwise set forth therein, or in other subsequent filings with the Commission, (x) there has been no material adverse change in the condition (financial or otherwise) of the Seller and (y) there have been no transactions entered into by the Seller, other than those in the ordinary course of its business, that are material with respect to the Seller.

          (xii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of the Specified Agreements and the Certificates and the Collateral Interest shall have been paid by the Seller or will be paid by the Seller at or prior to the Closing Date to the extent then due.

          (xiii) The Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement, and, together with the Pooling and Servicing Agreement, the Loan Agreement and the Collateral Interest will conform in all material respects to the descriptions thereof and the statements in relation thereto contained in the Prospectus.

          (xiv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Specified Agreements to which either the Seller or the Transferor is a party constitute the legal, valid and binding agreement of the Seller or the Transferor, as applicable, enforceable against the Seller or the Transferor, as applicable, in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (xv) On the Closing Date, (x) the Seller will have good and marketable title to the Receivables and other property transferred by it to the Transferor pursuant to the Second Tier Receivables Purchase Agreement, and
     (y) the Transferor will have good and marketable title to the Receivables and other property transferred by it to the Trust pursuant to the Pooling and Servicing Agreement, in each case, free and clear of Liens (other than the Liens granted pursuant to the Second Tier Receivables Purchase Agreement and the Pooling and Servicing Agreement), and will not have assigned to any Person (other than to the Trustee) any of its right, title or interest in any of such Receivables or such other property or and in to the First Tier Receivables Purchase Agreement, the Second Tier Receivables Purchase Agreement or the Pooling and Servicing Agreement, and the Underwriters and the Class B Underwriters will have good and marketable title to the Certificates, free and clear of all Liens when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement.

          (xvi) At the time of each transfer of Receivables after the Closing Date, (x) the Seller will have good and marketable title to the Receivables and other property transferred by it to the Transferor pursuant to the Second Tier Receivables Purchase Agreement, and (y) the Transferor will have good and marketable title to the Receivables and other property transferred by it to the Trust pursuant to the Pooling and Servicing Agreement, in each case, free and clear of Liens (other than the Liens granted pursuant to the Second Tier Receivables Purchase Agreement and the Pooling and Servicing Agreement), and will not have assigned to any Person (other than to the Trustee) any of its right, title or interest in any of such Receivables or such other property.

          (xvii) None of the Seller, the Transferor nor the Trust is an "investment company" or "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

          (xviii) As of the Closing Date, each of the representations and warranties of (x) the Seller deemed made pursuant to the Second Tier Receivables Purchase Agreement and (y) the Transferor deemed made pursuant to the Pooling and Servicing Agreement will each be true and correct, and, as of each other date on which the Seller or the Transferor, as applicable, is deemed, pursuant to the terms of the Second Tier Receivables Purchase Agreement or the Pooling and Servicing Agreement, as applicable, to make any of the representations and warranties set forth therein, and in Officer's Certificates of the Seller and/or the Transferor delivered on each such date pursuant to the Second Tier Receivables Purchase Agreement or the Pooling and Servicing Agreement, as applicable, will be true and correct and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

     (b) Any Officer's Certificate signed by any officer of the Seller or the Transferor and delivered to the Representative or its counsel shall be deemed a representation and warranty of the Seller or the Transferor, as the case may be, to the Underwriters as to the matters covered thereby.

     Section 3. Purchase and Sale. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, except as set forth in Section 9 below, to purchase the respective initial principal amount of Class A Certificates set forth opposite such Underwriter's name in
Schedule I hereto, at a purchase price of _______% of the aggregate principal amount thereof.

     The Class A Certificates will initially be represented by one or more certificates representing $450,000,000 aggregate initial principal amount, each of which will be registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (such certificates, the "DTC Certificates"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class A Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

     Delivery of the DTC Certificates shall be made to the accounts of the several Underwriters at the office of DTC, 55 Water Street, 49th Floor, New York, New York 10004, against payment by the several Underwriters of the purchase price therefor to or upon the order of the Transferor in immediately available funds at the office of Stroock & Stroock & Lavan LLP, New York, New York at 10:00 a.m., New York time, on June 15, 2001, or at such other time not later than seven full business days thereafter as the Transferor and the Underwriters determine, such time being herein referred to as the "Closing Date". The certificates evidencing the DTC Certificates will be made available for checking at the office of Stroock & Stroock & Lavan LLP at 180 Maiden Lane, New York, New York 10038-4982, at least 24 hours prior to the Closing Date.

     Section 4. Offering by the Underwriters. (a) It is understood that the Underwriters propose to offer the Class A Certificates for sale to the public as set forth in the Prospectus.

     (b) Each Underwriter agrees that if it is a foreign broker dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it will not effect any transaction in the Class A Certificates within the United States or induce or attempt to induce the purchase of or sale of the Class A Certificates within the United States, except that it shall be permitted to make sales to other Underwriters or to its United States affiliates; provided that such sales are made in compliance with an exemption of certain foreign brokers or dealers under Rule 15a-6 under the Exchange Act and in conformity with the Rules of Fair Practice of the NASD as such Rules apply to non-NASD brokers or dealers.

     (c) Each Underwriter represents and agrees that (i) it has not offered or sold and, prior to the expiry of the period of six months from the Closing Date, will not offer or sell any Class A Certificates to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Class A Certificates in, from or otherwise involving the United Kingdom; (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Class A Certificates to a Person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1997 of the United Kingdom or is a Person to whom the document may otherwise lawfully be issued or passed on.

     Section 5. Certain Agreements of the Registrants. The Seller, the Transferor and the Trust, each covenants and agrees with the several Underwriters that:

     (a) Each of the Registrants will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Registrants will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Registrants will promptly advise the Underwriters (i) when the Registration Statement, and any amendment thereto, shall have become effective,
(ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and
(v) of the receipt by the Registrants of any notification with respect to the suspension of the qualification of the Class A Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Registrants will not file any amendment of the Registration Statement or supplement to the Prospectus unless a copy has been furnished to the Representative for its review prior to such filing. Each of the Registrants will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

     (b) If at any time when a Prospectus relating to the Class A Certificates is required to be delivered under the Securities Act, any event occurs as a result of which such Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement such Prospectus to comply with the Securities Act or the Exchange Act or the Rules and Regulations thereunder, the Registrants promptly will prepare and file with the Commission an amendment or supplement that will effect such compliance. Neither the consent of any Underwriter to, nor the delivery by any Underwriter of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

     (c) As soon as practicable, but not later than the Availability Date (as defined below), the Transferor will cause the Trustee to make generally available to the Holders of the Class A Certificates and to the Representative an earnings statement with respect to the Trust covering a period of at least 12 months beginning after the Effective Date that will satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 under the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Transferor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

     (d) The Registrants will furnish to the Underwriters copies of the Registration Statement as originally filed and each amendment thereto (in each case at least three of which will be signed and will include all exhibits), each related Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request. The Registrants will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Securities Act.

     (e) The Seller and the Transferor will arrange for the qualification of the Class A Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Class A Certificates, provided that Seller and the Transferor shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified, and will arrange for the determination of the legality of the Class A Certificates for purchase by institutional investors.

     (f) So long as any of the Class A Certificates are outstanding, the Transferor will (or shall cause the Seller to) deliver or cause to be delivered to the Underwriters (i) copies of each report mailed to the Trustee or the Series 2001-1 Holders, as soon as such report is mailed to the Trustee or such Holders, (ii) the annual statement as to compliance and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Sections [3.5 and 3.6] of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Trustee, (iii) copies of all documents required to be filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (iv) such other information concerning the Seller, the Transferor, the Certificates or the Trust as the Underwriters may reasonably request from time to time.

     (g) The Seller will pay all expenses incident to the performance of its obligations under this Agreement, including without limitation, (i) expenses of preparing, printing, reproducing and distributing the Registration Statement and each amendment thereto, the preliminary prospectuses, the Prospectus (including any amendments and supplements thereto), the Specified Agreements and the Class A Certificates, (ii) the fees and disbursements of the Trustee and its counsel,
(iii) the fees and disbursements of the independent public accountants of the Transferor and, to the extent previously agreed, fees and disbursements of counsel to the Transferor, (iv) the fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's" and together with Moody's, the "Rating Agencies") in connection with the rating of the Class A Certificates and the Collateral Interest, as applicable, (v) the fees of DTC in connection with the book-entry registration of the DTC Certificate, (vi) to the extent previously agreed, the fees and expenses of Stroock & Stroock & Lavan LLP in its roles as underwriters' counsel and special counsel to the Transferor and (vii) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters pursuant to Section 5(e) hereof in connection with the qualification of the Class A Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Underwriters may designate.

     (h) On or before the Closing Date, each of the Seller and the Transferor, in turn, shall cause the Originators' books and records (including any computer records) to be marked relating to the Receivables to be transferred to the Trust, to show the transfer to the Trust of such Receivables, and from and after the Closing Date, neither the Seller nor the Transferor shall not take any action inconsistent with the transfer to the Trust of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

     (i) For a period of 30 days from the date hereof, none of the Registrants or any of their affiliates or any trust formed by them or any of their affiliates will, without the prior written consent of the Underwriters, directly or indirectly, offer, sell or contract to sell or announce the offering of, in a public or private transaction, any other collateralized securities similar to the Class A Certificates (other than the Class B Certificates and the Collateral Interest) representing interests in insurance premium finance loans.

     (j) So long as any Class A Certificates are outstanding, the Transferor will (or will cause the Seller to) cause to be delivered to the Underwriters a reliance letter relating to each Opinion of Counsel delivered to the Trustee or any Rating Agency by counsel to the Seller or the Transferor pursuant to the Pooling and Servicing Agreement at the time such opinion is delivered.

     (k) To the extent, if any, that the rating provided with respect to the Class A Certificates by any Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by the Seller or the Transferor, the Seller or the Transferor, as the case may be, shall furnish such documents and take any such other actions as may be required.

     Section 6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Class A Certificates will be subject to the accuracy of the representations and warranties on the part of the Seller and the Transferor as of the Execution Time and the Closing Date, to the accuracy of the statements of the officers of the Originators, the Seller, the Transferor and the Trust made pursuant to the provisions hereof, to the performance by the Seller and the Transferor of their respective obligations hereunder and to the following additional conditions precedent:

     (a) (i) On the date of this Agreement, the Underwriters and the Seller shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of KPMG Peat Marwick ("Peat Marwick") confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, substantially in the form of the draft to which the Underwriters have previously agreed and otherwise in form and substance satisfactory to the Underwriters and counsel for the Underwriters, and (ii) on the Closing Date, the Underwriters and the Seller shall have received a letter, dated as of the Closing Date, from Peat Marwick updating the letter referred to in clause (i) above, in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

     (b) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than 10:00 a.m. New York time on the date of this Agreement (or the next day, if this Agreement is executed after the close of business on the date hereof); if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of any of the Originators, the Seller or the Transferor which, in the judgment of the Underwriters materially impairs the investment quality of the Class A Certificates; (ii) any downgrading in the rating of any debt securities of Mellon Financial Corporation or any of its direct or indirect subsidiaries by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Seller on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal, New York, Delaware or Pennsylvania authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of and such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class A Certificates.

     (d) The Representative shall have received:

          (1) The favorable opinion or opinions of internal counsel of the Seller and/or of Richards, Layton & Finger, P.A., counsel to the Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

               (i) The Transferor has been duly formed as a Delaware business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.3801 et seq., as it may be amended from time to time, and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing under the laws of each jurisdiction other than where the failure to be so qualified would not have a material adverse effect on the Transferor's business, and has full trust power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements, to execute the Certificates and to consummate the transactions contemplated hereby and thereby;

               (ii) each of the Specified Agreements and the Certificates have each been duly authorized, executed and delivered by the Transferor;

               (iii) neither the execution and delivery of the Specified Agreements, nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates or the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to the Transferor or any statute or regulation currently applicable to the Trust, (B) any term or provision of any order known to such counsel to be currently applicable to the Transferor or the Trust of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Transferor or the Trust, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which the Transferor or the Trust is a party or by which either of them or any of their properties are bound (provided that the opinion provided pursuant to this paragraph may exclude the indemnification and contribution provisions of the Underwriting Agreements);

               (iv) the Receivables constitute "general intangibles" as defined in the Uniform Commercial Code in effect in the State of Delaware and the State of Pennsylvania;

               (v) Uniform Commercial Code financing statements with respect to the Investor Interest in the Receivables and the proceeds thereof have been filed in the offices of the Secretary of State of the State of Delaware and the Secretary of the Commonwealth of Pennsylvania. No other filings or other actions, with respect to the Trustee's interest in the Receivables transferred and to be transferred by the Transferor to the Trust, are necessary to perfect the interest of the Trustee in the Receivables, and the proceeds thereof, against third parties, except that appropriate continuation statements must be filed at five-year intervals; and

               (vi) in the event that a court were to conclude that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement was not a sale, the Pooling and Servicing Agreement, together with the filing of the financing statements referred to in paragraph (v) above, create a first priority perfected security interest in the Receivables transferred and to be transferred by the Transferor to the Trust, all documents and instruments relating thereto and all proceeds thereof, prior to any security interests which may be perfected under Delaware or Pennsylvania law by the filing of financing statements (in rendering such opinion counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances).

               (vii) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Trust, the Certificates, the Specified Agreements or any of the transactions contemplated therein or with respect to the Transferor which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, would have a material adverse effect on the holders of the Certificates or upon the ability of the Transferor to perform its obligations under the Specified Agreements; and any statements included in the Registration Statement and the Prospectus (and any amendments or supplements thereto) describing (A) legal proceedings relating to the Transferor and (B) the Premium Finance Agreements in each case fairly summarize the matters therein described;

               (viii) such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (and any amendments or supplements thereto as of the Closing Date) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than, in both cases, financial and statistical information contained or required to be contained therein as to which such counsel need express no belief); and

               (ix) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation by the Transferor or the Trust of the transactions contemplated in or the performance of any of its duties and obligations under the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class A Certificates by the Underwriters and such as may be required under insurance premium finance or similar laws.

          In rendering such opinion counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, the Transferor and public officials. References to the Prospectus in this opinion shall include any supplements thereto.

          (2) The favorable opinion of Stroock & Stroock & Lavan LLP, counsel for the Underwriters and special counsel to Seller and the Transferor, dated the Closing Date and to the effect that:

               (i) the Certificates, when executed, authenticated and delivered as specified in the Pooling and Servicing Agreement, and delivered against payment of the consideration specified herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

               (ii) the First Tier Receivables Purchase Agreement and the Second Tier Receivables Purchase Agreement constitutes the legal, valid and binding agreement of each of the Originators, the Seller and the Transferor, respectively, enforceable in accordance with its terms, subject (a) to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, (b) to the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity, and (c) to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

               (iii) each of the Pooling and Servicing Agreement and the Loan Agreement constitutes the legal, valid and binding agreement of the Transferor, enforceable in accordance with its terms, subject (a) to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, (b) to the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity, and (c) to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

               (iv) the Registration Statement has become effective under the Securities Act, and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

               (v) Such counsel has participated in conferences with representatives of the Seller, the Transferor, the Originators and the Representative, at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel is not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent set forth in paragraph (ix) below), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Seller, the Transferor and the Originators), no facts have come to such counsel's attention which would lead such counsel to believe that the Registration Statement at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein no misleading or that the Prospectus, on the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in the case of both the Registration Statement and the Prospectus, the financial statements and other financial and statistical information contained therein or incorporated by reference therein, as to which, in each case, no view shall be expressed);

               (vi) the Certificates, the First Tier Receivables Purchase Agreement, the Second Tier Receivables Purchase Agreement and the Pooling and Servicing Agreement each conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus;

               (vii) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended;

               (viii) neither the Seller or the Trust is not an "investment company" within the meaning of the Investment Company Act;

               (ix) the statements in the Registration Statement under the heading "Certain Legal Aspects of the Receivables-Transfer of Receivables", "U.S. Federal Income Tax Consequences" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

               (x) the Receivables constitute "general intangibles" as defined in the Uniform Commercial Code in the State of New York;

               (xi) (A) the Certificates will properly be treated as indebtedness for federal income tax purposes and (B) the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes; and

               (xii) such other opinions as the Rating Agencies may require.

          In rendering such opinion, Stroock & Stroock & Lavan LLP may rely on the opinions of (A) Richards, Layton & Finger, P.A., counsel for the Transferor and (B) Reed Smith LLP, counsel to Seller and the Originators, and (C) internal counsel to Seller and the Originators, as to the matters dealt with in such opinions.

          (3) The favorable opinion of Reed Smith LLP, counsel to Seller, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and substantially to the effect that:

               (i) the Receivables constitute "general intangibles" as defined in the Uniform Commercial Code in effect in the State of Pennsylvania;

               (ii) Uniform Commercial Code financing statements with respect to the Investor Interest in the Receivables and the proceeds thereof have been filed in the office of the Secretary of the Commonwealth of Pennsylvania. No other filings or other actions, with respect to the Transferor's interest in the Receivables transferred and to be transferred by Seller to the Transferor, are necessary to perfect the interest of the Transferor in the Receivables, and the proceeds thereof, against third parties, except that appropriate continuation statements must be filed at five-year intervals; and

               (iii) in the event that a court were to conclude that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to Transferor pursuant to the Second Tier Receivables Purchase Agreement was not a sale, the Second Tier Receivables Purchase Agreement, together with the filing of the financing statements referred to in paragraph (ii) above, create a first priority perfected security interest in the Receivables transferred and to be transferred by Seller to the Transferor, all documents and instruments relating thereto and all proceeds thereof, prior to any security interests which may be perfected under Pennsylvania law by the filing of financing statements (in rendering such opinion counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances).

          (4) The favorable opinion or opinions of internal counsel of each of the Originators and/or of Reed Smith LLP, counsel to Originators, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

               (i) each of the Originators has been duly organized and licensed as a corporation and is validly existing and in good standing under the laws of New York and California, respectively, is duly qualified to do business and is in good standing under the laws of each jurisdiction where it conducts its business other than where the failure to be so qualified would not have a material adverse effect on Originator's business, and has full corporate power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby;

               (ii) each of the Specified Agreements to which it is a party has been duly authorized, executed and delivered by each Originator, as the case may be;

               (iii) neither the execution and delivery of the Specified Agreements to which it is a party, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to either of the Originators or any statute or regulation currently applicable, (B) any term or provision of any order known to such counsel to be currently applicable to either of the Originators of any court, regulatory body, administrative agency or governmental body having jurisdiction over either of the Originators, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which either of the Originators is a party or by which either of them or any of their properties are bound;

               (iv) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Specified Agreements to which the Originators are a party or any of the transactions contemplated herein or therein or with respect to the Originators which would have a material adverse effect on the Certificates or the Trust or upon the ability of either of the Originators to perform its obligations under the Specified Agreements; and the statements included in the Registration Statement and the Prospectus (and any supplements thereto) describing (A) legal proceedings relating to the Originators and (B) the insurance premium finance loan agreements, regulation of premium finance companies and state insurance guaranty funds in each case fairly summarize the matters therein described;

               (v) such counsel has no reason to believe that at the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (and any supplements thereto as of the Closing Date) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than, in both cases, financial and statistical information contained or required to be contained therein as to which such counsel need express no belief);

               (vi) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation or performance by the Originators of the transactions contemplated by, or performance of their respective obligations under any of the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class A Certificates by the Underwriters and such filings or other approvals (specified in such opinion) as have been made or obtained; and

               (vii) such counsel has been advised of the Originators' standard operating procedures relating to the Originators' acquisition of a perfected first priority security interest in the unearned premiums securing the obligations of the borrowers under insurance premium finance agreements originated by Originators in the ordinary course of the Originators' business. Assuming that the Originators' standard operating procedures are followed with respect to the perfection of security interests in the unearned premiums relating to the Receivables (such counsel having no reason to believe that the Originators have not or will not continue to follow their standard operating procedures in connection with the perfection of security interests in unearned premiums), each Originator has acquired or will acquire a perfected first priority security interest in the unearned premiums relating to the Receivables.

          In rendering such opinion counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, the Transferor, Seller and public officials. References to the Prospectus in this opinion shall include any supplements thereto.

          (5) The favorable opinion or opinions of internal counsel of the Seller and of Reed Smith LLP, counsel to the Seller, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

               (i) the Seller has been duly organized and licensed as a national banking association and is validly existing and in good standing under the laws of the United States of America, is duly qualified to do business and is in good standing under the laws of each jurisdiction where it conducts its business other than where the failure to be so qualified would not have a material adverse effect on the Seller's business, and has full corporate power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby;

               (ii) each of the Specified Agreements to which it is a party has been duly authorized, executed and delivered the Seller;

               (iii) neither the execution and delivery of the Specified Agreements to which it is a party, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to the Seller or any statute or regulation currently applicable, (B) any term or provision of any order known to such counsel to be currently applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which the Seller is a party or by which it or any of its properties are bound;

               (iv) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Specified Agreements to which the Seller is a party or any of the transactions contemplated herein or therein or with respect to the Seller which would have a material adverse effect on the Certificates or the Trust or upon the ability of either of the Seller to perform its obligations under the Specified Agreements; and the statements included in the Registration Statement and the Prospectus (and any supplements thereto) describing
          (A) legal proceedings relating to the Seller and (B) Premium Finance Agreements in each case fairly summarize the matters therein described;

               (v) such counsel has no reason to believe that at the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (and any supplements thereto as of the Closing Date) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than, in both cases, financial and statistical information contained or required to be contained therein as to which such counsel need express no belief); and

               (vi) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation or performance by the Seller, the Transferor, the Trustee or the Trust of the transactions contemplated by, or performance of their respective obligations under any of the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class A Certificates by the Underwriters and such filings or other approvals (specified in such opinion) as have been made or obtained.

          In rendering such opinion counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, the Transferor, the Seller and public officials. References to the Prospectus in this opinion shall include any supplements thereto.

          (6) The favorable opinion or opinions of internal counsel of Back-up Servicer and/or of [Lathrop & Gage, L.C.], counsel to Back-up Servicer, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

               (i) Each of PFSI and PFSIC has been duly organized and licensed as a corporation and is validly existing and in good standing under the laws of its incorporation, is duly qualified to do business and is in good standing under the laws of its incorporation and has full corporate power and authority to enter into and perform its obligations under the Pooling and Servicing Agreement, and to consummate the transactions contemplated thereby;

               (ii) each of the Specified Agreements as to which it is a party to have been duly authorized, executed and delivered by the Back-up Servicer;

               (iii) neither the execution of the Pooling and Servicing Agreement nor the performance by the Back-up Servicer of its obligations as a successor Servicer will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to Back-up Servicer, (B) any term or provision of any order known to such counsel to be currently applicable to Back-up Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over Back-up Servicer, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which Back-up Servicer is a party or by which any of the Back-up Servicer's properties are bound;

               (iv) assuming the laws of the State of New York are the same as the laws of the State of Missouri with respect to PFSI, and California with respect to PFSIC, the Pooling and Servicing Agreement constitutes the legal, valid and binding obligation of PFSI and PFSIC, respectively, enforceable in accordance with its respective terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and

               (v) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation or performance by the Back-up Servicer of the transactions contemplated by, or performance of its obligations under the Pooling and Servicing Agreement (including the performance of the Back-up Servicer of the obligations of the Servicer under the Pooling and Servicing Agreement), except such as have been made or obtained (as specified in such opinion).

          (7) Reliance letters relating to each opinion rendered to the Trustee or any Rating Agency by Richards, Layton & Finger, P.A. or any other counsel to the Transferor in connection with the rating of the Certificates.

          (8) The favorable opinion of _____________ counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel to the effect that:

               (i) The Trustee has been duly incorporated and is validly existing as a corporation in good standing under the laws of the United States of America with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Specified Agreements to which it is a party and to issue the Certificates and the Collateral Interest;

               (ii) each of the Specified Agreements to which it is a party has been duly authorized, executed and delivered by the Trustee;

               (iii) the Specified Agreements to which it is a party constitute the legal, valid and binding obligation of the Trustee, enforceable in accordance with their respective terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

               (iv) the Certificates have been duly executed, authenticated and delivered by the Trustee;

               (v) neither the execution and delivery by the Trustee of the Specified Agreements to which it is a party nor the consummation of any of the transactions by the Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee; and

               (vi) the execution and delivery of the Specified Agreements to which it is a party by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America governing trust powers of the Trustee, (B) the Articles of Association or By-Laws of the Trustee, or (C) to the best of their knowledge, any indenture, lease, or other material agreement to which the Trustee is a party or to which its assets are subject.

          (9) The favorable opinion of Richards, Layton & Finger, P.A., counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel to the effect that:

               (i) The Owner Trustee has been duly incorporated and is validly existing as a corporation in good standing under the laws of the United States of America with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Specified Agreements to which it is a party;

               (ii) each of the Specified Agreements to which it is a party has been duly authorized, executed and delivered by the Owner Trustee;

               (iii) the Specified Agreements to which it is a party constitute the legal, valid and binding obligation of the Owner Trustee, enforceable in accordance with their respective terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

               (iv) neither the execution and delivery by the Owner Trustee of the Specified Agreements to which it is a party nor the consummation of any of the transactions by the Owner Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Owner Trustee; and

               (v) the execution and delivery of the Specified Agreements to which it is a party by the Trustee and the performance by the Owner Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of Delaware governing trust powers of the Trustee, (B) the Articles of Association or By-Laws of the Trustee, or (C) to the best of their knowledge, any indenture, lease, or other material agreement to which the Trustee is a party or to which its assets are subject.

     (e) The Representative shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or any Assistant Treasurer, of each of the Seller and the Transferor in which such officer shall state that the representations and warranties of the Seller and the Transferor, as applicable, in this Agreement are true and correct, and that the Seller or the Transferor, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and subsequent to the date of the most recent financial statements of the Seller delivered to the Representative hereunder, there has been no material adverse change in the condition, financial or otherwise, whether or not arising from transactions in the ordinary course of business, of the Seller or the Transferor except as set forth in or contemplated by the Registration Statement and the Prospectus.

     (f) The Representative shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or any Assistant Treasurer, of each of the Originators in which such officer shall state that the representations and warranties of each of the Originators in Specified Agreements to which it is a party are true and correct, and that each of the Originators has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

     (g) The Class A Certificates shall be rated "Aaa" by Moody's and "AAA" by Standard & Poor's, and the Class B Certificates shall be rated at least "Aa3" by Moody's and "A" by Standard & Poor's.

     (h) The Representative shall have received evidence satisfactory to it and its counsel that, on or before the Closing Date, UCC-1 financing statements have been filed in the offices of the Secretary of State of the State of New York, the office of the Secretary of State of the State of California, the office of the Secretary of the Commonwealth of Pennsylvania, and the office of the Secretary of State of the State of Delaware reflecting the interest of the Seller and/or the Transferor (as each has been assigned to or granted to the Trust), as the case may be, in the Receivables and the proceeds thereof.

     (i) The Representative and the Transferor shall have received from counsel for the Collateral Interest Holder reasonably acceptable to the Representative and the Transferor, the favorable opinion or opinions, dated the Closing Date and satisfactory in form and substance to the Representative, its counsel, the Transferor and its counsel, and in the aggregate substantially to the effect that:

          (1) The Collateral Interest Holder is a corporation duly organized and validly existing under the laws of the State of ________ and has the corporate power and authority under the laws of the State of __________ to execute, deliver and perform its obligations under the Loan Agreement;

          (2) the Loan Agreement has been duly and validly authorized, executed and delivered by the Collateral Interest Holder and constitutes the legal, valid and legally binding obligation of the Collateral Interest Holder enforceable against the Collateral Interest Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally, as such laws may be applied in the event of a bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt of, or the appointment of a receiver with respect to the property of, or a similar event applicable to the Collateral Interest Holder; and

          (3) all consents, approvals, authorizations, licenses, rulings or orders of or actions by any Delaware or federal governmental authority and all filings, recordings or publications, if any, required on the part of the Collateral Interest Holder in connection with the execution, delivery or performance by the Collateral Interest Holder of the Loan Agreement have been obtained or made and are in full force and effect.

     (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust any Originator or the Transferor the effect of which, in any case referred to above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Class A Certificates as contemplated by the Registration Statement and the Prospectus (and any supplements thereto).

     (k) Each of the representations and warranties of the Originators, the Servicer, the Back-up Servicer, the Seller and the Transferor contained in the Specified Agreements are true and correct as of the Closing Date.

     (l) Simultaneously with or prior to the Closing Date, $20,000,000 aggregate initial principal amount of the Class B Certificates shall have been sold to the Class B Underwriters.

     The Transferor will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

     Section 7. Indemnification and Contribution. (a) Seller and the Transferor will jointly and severally indemnify and hold harmless each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act for any actual legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Seller and the Transferor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to Seller and the Transferor by any Underwriter specifically for use therein.

     (b) Each Underwriter, severally, agrees to indemnify and hold harmless Seller and the Transferor against any losses, claims, damages or liabilities to which Seller and the Transferor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Seller and the Transferor by such Underwriter specifically for use therein, and will reimburse any actual legal or other expenses reasonably incurred by Seller and the Transferor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by Seller and the Transferor on the one hand and the Underwriters on the other from the offering of the Class A Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Seller and the Transferor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Seller and the Transferor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Class A Certificates (before deducting expenses) received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters (the "Spread"). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Seller and the Transferor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this subsection (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the Spread with respect to the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations, and not joint, and contributions among Underwriters shall be governed by the provisions of the Deutsche Banc Alex. Brown Inc. Master Agreement Among Underwriters.

     (e) The obligations of the Seller and the Transferor under this Section shall be in addition to any liability that the Seller or the Transferor may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller or the Transferor, to each officer of the Seller or the Transferor who signed the Registration Statement and to each Person, if any, who controls the Seller or Transferor within the meaning of the Securities Act.

     Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Transferor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Transferor or any of their respective representatives, officers or directors or any controlling Person, and will survive delivery of and payment for the Class A Certificates. If for any reason the purchase of the Class A Certificates by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to Section 5(g) hereof and the respective obligations of Seller, the Transferor and the Underwriters pursuant to Section 7 hereof shall remain in effect. If the purchase of the Class A Certificates by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c) hereof, the Seller will reimburse the Underwriters for all actual out-of-pocket expenses (including fees and disbursements of counsel to the extent previously agreed) reasonably incurred by them in connection with the offering of the Class A Certificates.

     Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Class A Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Class A Certificates set forth opposite their names in Schedule I hereto bears to the aggregate amount of Class A Certificates set forth opposite the names of all the remaining Underwriters) the Class A Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Class A Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Class A Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Class A Certificates, and if such nondefaulting Underwriters do not purchase all the Class A Certificates, this Agreement will terminate without liability to any non-defaulting Underwriter, the Trust, the Seller or the Transferor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus (and any supplements thereto) or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Seller,]the Transferor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     Section 10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them c/o Deutsche Bank Securities, Inc., 31 West 52nd Street, New York, New York 10019, Attention: __________________;or if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it at Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, Attention:
Corporate Secretarial Services Department; or if sent to the Transferor will be mailed, delivered or telegraphed and confirmed to it c/o Chase Manhattan Bank USA National Association, ______________, Wilmington, Delaware, Attention:
______________.

     Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling Persons referred to in Section 7 hereof, and no other Person will have any right or obligation hereunder.

     Section 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     Section 13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any otherwise applicable principles of conflicts of laws.

     Section 14. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 15. Representative. The Representative will act for the several Underwriters in connection with this Agreement and the transactions contemplated hereby and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts duplicate hereof, whereupon it will become a binding agreement between Seller, the Transferor and the several Underwriters in accordance with its terms.



                                 Very truly yours,

                                 MELLON BANK, N.A., as Seller

                                 By:__________________________________________


                                 MELLON PREMIUM FINANCE LOAN
                                 OWNER TRUST, as the Transferor


                                 By: MELLON BANK, N.A., as depositor


                                 By:__________________________________________


                                 MELLON BANK PREMIUM FINANCE
                                 LOAN MASTER TRUST, as Trust

                                 By:  MELLON PREMIUM FINANCE
                                      LOAN OWNER TRUST, as depositor

                                 By:  MELLON BANK, N.A., as depositor

                                 By:__________________________________________

The foregoing Underwriting Agreement
is hereby confirmed and accepted,
as of the date first above written:


DEUTSCHE BANC ALEX. BROWN, INC.

By:__________________________________________
   Name:
   Title:

For itself and the other
Underwriters named in
Schedule I to the foregoing
Underwriting Agreement.

                                   SCHEDULE I




                                                Principal Amount of
Class A Underwriters                                                          Class A Certificates
--------------------                                                          ---------------------

Mellon Financial Markets, LLC                               $

Deutsche Banc Alex. Brown, Inc.                             $

                                                Principal Amount of

Class B Underwriters                                                          Class B Certificates
--------------------                                                          ---------------------

Mellon Financial Markets, LLC                               $

Deutsche Banc Alex. Brown, Inc.                             $


                                   $20,000,000
                  MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
                       CLASS B FLOATING RATE ASSET BACKED
                           CERTIFICATES, SERIES 2001-1



                         CLASS B UNDERWRITING AGREEMENT
                         -------------------------------

                                                                 June __, 2001

DEUTSCHE BANC ALEX. BROWN, INC.
  as Representative of the
  Several Underwriters
c/o Deutsche Bank Securities, Inc.
31 West 52nd Street
New York, New York 10019

Ladies and Gentlemen:

     Section 1. Introductory. AFCO Credit Corporation, a New York corporation ("AFCO Credit"), and AFCO Acceptance Corporation, a California corporation ("AFCO Acceptance" and together with AFCO Credit, the "Originators" and in their capacity as servicer, the "Servicer") propose to convey commercial insurance premium finance loans (the "Receivables") from time to time to Mellon Bank, N.A., a national banking association organized under the laws of the United States of America (the "Seller"), who then proposes to convey such Receivables to the Mellon Premium Finance Loan Owner Trust (the "Transferor"). The Transferor proposes to convey such Receivables to the Mellon Bank Premium Finance Loan Master Trust (the "Trust"), and proposes to cause the Trust to sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $20,000,000 aggregate initial principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-1 (the "Class B Certificates"), in the Trust, the terms of which are described in the Prospectus (as defined below). It is understood that Transferor is currently entering into a Class A Underwriting Agreement dated the date hereof (the "Class A Underwriting Agreement") among the Transferor and the Underwriters named on Schedule I thereto (the "Class A Underwriters") providing for the sale of $450,000,000 aggregate initial principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-1 (the "Class A Certificates"). The Class B Certificates and the Class A Certificates are referred to herein collectively as the "Certificates." This Agreement and the Class A Underwriting Agreement are referred to herein collectively as the "Underwriting Agreements."

     The Receivables will be conveyed by the Originators to the Seller pursuant to the First Tier Receivables Purchase Agreement dated as of June 15, 2001 (the "First Tier Receivables Purchase Agreement") between the Originators and the Seller. The Receivables then will be conveyed by the Seller to the Transferor pursuant to the Second Tier Receivables Purchase Agreement dated as of June 15, 2001 (the "Second Tier Receivables Purchase Agreement") between the Seller and the Transferor. The Receivables will be conveyed by the Transferor to the Trust in exchange for the Certificates pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of June 15, 2001 (the "P&S") and the Series 2001-1 Supplement thereto (the "Series Supplement") and together with the P&S, (the "Pooling and Servicing Agreement") dated as of June 15, 2001, each among the Transferor, the Servicer, Premium Financing Specialists, Inc., a Missouri corporation ("PFSI"), as back-up servicer and Premium Financing Specialists of California, Inc., a California corporation ("PFSIC"), as back-up servicer (PFSI and PFSIC are collectively referred to as the "Back-up Servicer") and Wells Fargo Bank, Minnesota, a national banking association, as trustee (the "Trustee"). In addition, the Transferor, Servicer, Trustee, Alpine Securitization Corp., a Delaware Corporation ("Alpine") (the "Collateral Interest Holder") and [Hypo Vereinsbank] as Agent (the "Agent") will enter into a Loan Agreement (the "Loan Agreement") to be dated as of the Closing Date (as defined below) pursuant to which the Collateral Interest Holder will acquire $30,000,000 aggregate initial principal amount of the Collateral Interest (the "Collateral Interest"), which will act as Credit Enhancement for the Certificates.

     Capitalized terms used herein (including in the Introductory hereto) that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

     Section 2. Representations and Warranties of Transferor. (a) Transferor represents and warrants to, and agrees with, each Underwriter as set forth in this Section 2. Certain terms used in this Section 2 are defined in paragraph
(i) below.

          (i) Transferor meets the requirements for use of Form S-1 under the Securities Act of 1933, as amended (the "Securities Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-53250) including a related preliminary prospectus, on such Form for the registration under the Securities Act, of the Certificates. Transferor may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to the Representative. Transferor will next file with the Commission (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final prospectus relating to the Class B Certificates) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or 424(b)(4) under the Securities Act. In the case of clause (B), Transferor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Class B Certificates and the offering thereof. As filed, such amendment and form of final prospectus shall include all Rule 430A Information, together with all other such required information, with respect to the Class B Certificates and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus which has previously been furnished to the Representative) as Transferor has advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertakings specified by item 512(a) of Regulation S-K, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          The terms that follow, when used in this Agreement, have the meanings indicated. The term "Effective Date" means each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" means the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" means any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement which, at the Effective Date, omits Rule 430A Information. "Prospectus" means the form of prospectus relating to the Class B Certificates that is first filed with the Commission pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is required, means the prospectus relating to the Class B Certificates included in the Registration Statement at the Effective Date. "Registration Statement" means the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Securities Act or rules thereunder, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424," "Rule 430A," "Rule 415" and "Regulation S-K" refer to such rules or regulations under the Securities Act. "Rule 430A Information" means information with respect to the Class B Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-1 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (ii) On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Transferor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to Transferor by any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

          (iii) Transferor is a Delaware business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.3801 et seq., as it may be amended from time to time, and is validly existing and in good standing under the laws of the State of Delaware, and has all requisite trust power, authority and legal right to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform the transactions contemplated by the Underwriting Agreements, the Pooling and Servicing Agreement, the Second Tier Receivables Purchase Agreement and the Loan Agreement (collectively the "Specified Agreements"), and to authorize the authentication, execution and issuance of the Certificates and the issuance of the Collateral Interest.

          (iv) Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to Transferor required under Federal and Delaware law, except where failure to obtain such qualification or such license would not materially adversely affect the conduct of its business.

          (v) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings.

          (vi) Transferor has duly and validly authorized the conveyance of the Receivables to the Trust.

          (vii) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or (other than the Lien of the Pooling and Servicing Agreement) result in the creation or imposition of any Lien under any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Transferor is a party or by which it or any of its properties are bound.

          (viii) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof, will not conflict with or violate any Requirements of Law applicable to Transferor.

          (ix) There are no proceedings or investigations pending or, to the best knowledge of Transferor, threatened against Transferor before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (A) asserting the invalidity of any Specified Agreement or the Certificates or the Collateral Interest, (B) seeking to prevent the issuance of the Certificates or the Collateral Interest or the consummation of any of the transactions contemplated by the Specified Agreements, (C) seeking any determination or ruling that, in the reasonable judgment of Transferor, would materially and adversely affect the performance by Transferor of its obligations under any Specified Agreement, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Specified Agreements or the Certificates or the Collateral Interest, or (E) seeking to affect adversely the income tax attributes of the Trust, as described in the Prospectus under the heading "U.S. Federal Income Tax Consequences"; and there are no contracts or documents of Transferor that are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commissioner promulgated under the Securities Act (the "Rules and Regulations") that have not been so filed.

          (x) All approvals, authorizations, consents, orders and other actions of any Person or of any governmental body or official required in connection with the execution and delivery of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, have been obtained.

          (xi) Transferor has delivered to the Representative complete and correct copies of (A) publicly available portions of the Consolidated Reports of Condition and Income of Transferor for the years ended December 31, 1998, 1999 and 2000, as submitted to the Comptroller of the Currency; and (B) the December 31, 1998, 1999 and 2000, audited consolidated balance sheets of Mellon Financial Corporation which are included in respectively Mellon Financial Corporation's 1998, 1999 and 2000 Annual Reports to Stockholders. Except as otherwise set forth therein, or in other subsequent filings with the Commission, (x) there has been no material adverse change in the condition (financial or otherwise) of Transferor and (y) there have been no transactions entered into by Transferor, other than those in the ordinary course of its business, that are material with respect to Transferor.

          (xii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of the Specified Agreements and the Certificates and the Collateral Interest shall have been paid by Transferor or will be paid by Transferor at or prior to the Closing Date to the extent then due.

          (xiii) The Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement, and, together with the Pooling and Servicing Agreement, the Loan Agreement and the Collateral Interest will conform in all material respects to the descriptions thereof and the statements in relation thereto contained in the Prospectus.

          (xiv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Specified Agreements constitute the legal, valid and binding agreement of Transferor enforceable against the Transferor in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (xv) On the Closing Date, Transferor will have good and marketable title to the Receivables and other property transferred by it to the Trust pursuant to the Pooling and Servicing Agreement, free and clear of Liens (other than the Lien of the Pooling and Servicing Agreement), and will not have assigned to any Person (other than to the Trustee) any of its right, title or interest in any of such Receivables or such other property or in the Pooling and Servicing Agreement, and the Underwriters and the Class A Underwriters will have good and marketable title to the Certificates, free and clear of all Liens when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement.

          (xvi) At the time of each transfer of Receivables by Transferor to the Trust after the Closing Date, Transferor will have good and marketable title to all Receivables and the other property being transferred by it to the Trust on such day, free and clear of Liens (other than the Lien of the Pooling and Servicing Agreement), and will not have sold to any Person (other than the Trustee) any of its right, title or interest in any of such Receivables or such other property.

          (xvii) Neither Transferor nor the Trust is an "investment company" or "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

          (xviii) As of the Closing Date each of the representations and warranties of Transferor deemed made pursuant to the Pooling and Servicing Agreement will be true and correct, and, as of each other date on which Transferor is deemed, pursuant to the terms of the Pooling and Servicing Agreement, to make any of the representations and warranties set forth therein, and in Officer's Certificates of Transferor delivered on each such date pursuant to the Pooling and Servicing Agreement, will be true and correct and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

     (b) Any Officer's Certificate signed by any officer of Transferor and delivered to the Representative or its counsel shall be deemed a representation and warranty of Transferor to the Underwriters as to the matters covered thereby.

     Section 3. Purchase and Sale. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, Transferor agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, except as set forth in Section 9 below, to purchase the respective initial principal amount of Class B Certificates set forth opposite such Underwriter's name in
Schedule I hereto, at a purchase price of 99.650000% of the aggregate principal amount thereof.

     The Class B Certificates will initially be represented by one or more certificates representing $20,000,000 aggregate initial principal amount, each of which will be registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (such certificates, the "DTC Certificates"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class B Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

     Delivery of the DTC Certificates shall be made to the accounts of the several Underwriters at the office of DTC, 55 Water Street, 49th Floor, New York, New York 10004, against payment by the several Underwriters of the purchase price therefor to or upon the order of Transferor in immediately available funds at the office of Stroock & Stroock & Lavan LLP, New York, New York at 10:00 a.m., New York time, on June 15, 2001, or at such other time not later than seven full business days thereafter as Transferor and the Underwriters determine, such time being herein referred to as the "Closing Date". The certificates evidencing the DTC Certificates will be made available for checking at the office of Stroock & Stroock & Lavan LLP at 180 Maiden Lane, New York, New York 10038-4982, at least 24 hours prior to the Closing Date.

     Section 4. Offering by the Underwriters. (a) It is understood that the Underwriters propose to offer the Class B Certificates for sale to the public as set forth in the Prospectus.

     (b) Each Underwriter agrees that if it is a foreign broker dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it will not effect any transaction in the Class B Certificates within the United States or induce or attempt to induce the purchase of or sale of the Class B Certificates within the United States, except that it shall be permitted to make sales to other Underwriters or to its United States affiliates; provided that such sales are made in compliance with an exemption of certain foreign brokers or dealers under Rule 15a-6 under the Exchange Act and in conformity with the Rules of Fair Practice of the NASD as such Rules apply to non-NASD brokers or dealers.

     (c) Each Underwriter represents and agrees that (i) it has not offered or sold and, prior to the expiry of the period of six months from the Closing Date, will not offer or sell any Class B Certificates to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Class B Certificates in, from or otherwise involving the United Kingdom; (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Class B Certificates to a Person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 of the United Kingdom or is a Person to whom the document may otherwise lawfully be issued or passed on.

     Section 5. Certain Agreements of the Registrants and the Transferor. Mellon Bank, N.A., Mellon Premium Finance Loan Owner Trust and Mellon Bank Premium Finance Loan Master Trust (the "Registrants"), covenant and agree with the several Underwriters that:

     (a) Transferor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), Transferor will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. Transferor will promptly advise the Underwriters (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and (v) of the receipt by Transferor of any notification with respect to the suspension of the qualification of the Class B Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Transferor will not file any amendment of the Registration Statement or supplement to the Prospectus unless a copy has been furnished to the Representative for its review prior to such filing. Transferor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

     (b) If, at any time when a Prospectus relating to the Class B Certificates is required to be delivered under the Securities Act, any event occurs as a result of which such Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement such Prospectus to comply with the Securities Act or the Exchange Act or the Rules and Regulations thereunder, Transferor promptly will prepare and file with the Commission an amendment or supplement that will effect such compliance. Neither the consent of any Underwriter to, nor the delivery by any Underwriter of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

     (c) As soon as practicable, but not later than the Availability Date (as defined below), Transferor will cause the Trustee to make generally available to the Holders of the Class B Certificates and to the Representative an earnings statement with respect to the Trust covering a period of at least 12 months beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of Transferor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

     (d) Transferor will furnish to the Underwriters copies of the Registration Statement as originally filed and each amendment thereto (in each case at least three of which will be signed and will include all exhibits), each related Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request. Transferor will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Securities Act.

     (e) Transferor will arrange for the qualification of the Class B Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Class B Certificates, provided that Transferor shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified, and will arrange for the determination of the legality of the Class B Certificates for purchase by institutional investors.

     (f) So long as any of the Class B Certificates are outstanding, Transferor will deliver or cause to be delivered to the Underwriters (i) copies of each report mailed to the Trustee or the Series 2001-1 Holders, as soon as such report is mailed to the Trustee or such Holders, (ii) the annual statement as to compliance and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Sections 3.5 and 3.6 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Trustee,
(iii) copies of all documents required to be filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder, and (iv) such other information concerning Transferor, the Certificates or the Trust as the Underwriters may reasonably request from time to time.

     (g) Transferor will pay all expenses incident to the performance of its obligations under this Agreement, including without limitation, (i) expenses of preparing, printing, reproducing and distributing the Registration Statement and each amendment thereto, the preliminary prospectuses, the Prospectus (including any amendments and supplements thereto), the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Loan Agreement and the Class B Certificates, (ii) the fees and disbursements of the Trustee and its counsel,
(iii) the fees and disbursements of the independent public accountants of Transferor and, to the extent previously agreed, fees and disbursements of counsel to Transferor, (iv) the fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's" and together with Moody's, the "Rating Agencies") in connection with the rating of the Class B Certificates and the Collateral Interest, as applicable, (v) the fees of DTC in connection with the book-entry registration of the DTC Certificate, (vi) to the extent previously agreed, the fees and expenses of Stroock & Stroock & Lavan LLP in its roles as underwriters' counsel and special counsel to Transferor and (vii) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters pursuant to Section 5(e) hereof in connection with the qualification of the Class B Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Underwriters may designate.

     (h) On or before the Closing Date, Transferor shall cause the Originators' books and records (including any computer records) to be marked relating to the Receivables to be transferred to the Trust, to show the transfer to the Trust of such Receivables, and from and after the Closing Date Transferor shall not take any action inconsistent with the transfer to the Trust of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

     (i) For a period of 30 days from the date hereof, none of Transferor or any of its affiliates or any trust formed by it or any of its affiliates will, without the prior written consent of the Underwriters, directly or indirectly, offer, sell or contract to sell or announce the offering of, in a public or private transaction, any other collateralized securities similar to the Class B Certificates (other than the Class A Certificates and the Collateral Interest) representing interests in insurance premium finance loans. (j) So long as any Class B Certificates are outstanding, Transferor will cause to be delivered to the Underwriters a reliance letter relating to each Opinion of Counsel delivered to the Trustee or any Rating Agency by counsel to Transferor pursuant to the Pooling and Servicing Agreement at the time such opinion is delivered.

     (k) To the extent, if any, that the rating provided with respect to the Class B Certificates by any Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by Transferor, Transferor shall furnish such documents and take any such other actions as may be required.

     Section 6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Class B Certificates will be subject to the accuracy of the representations and warranties on the part of Transferor herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the officers of the Originators and Transferor made pursuant to the provisions hereof, to the performance by the Transferor of their respective obligations hereunder and to the following additional conditions precedent:

     (a) (i) On the date of this Agreement, the Underwriters and Transferor shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of KPMG Peat Marwick ("Peat Marwick") confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, substantially in the form of the draft to which the Underwriters have previously agreed and otherwise in form and substance satisfactory to the Underwriters and counsel for the Underwriters, and (ii) on the Closing Date, the Underwriters and Transferor shall have received a letter, dated as of the Closing Date, from Peat Marwick updating the letter referred to in clause (i) above, in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

     (b) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than 10:00 a.m. New York time on the date of this Agreement (or the next day, if this Agreement is executed after the close of business on the date hereof); if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of any of the Originators or Transferor which, in the judgment of the Underwriters materially impairs the investment quality of the Class B Certificates; (ii) any downgrading in the rating of any debt securities of Mellon Financial Corporation or any of its direct or indirect subsidiaries by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Transferor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal, New York or Pennsylvania authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of and such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class B Certificates.

     (d) The Representative shall have received:

          (1) The favorable opinion or opinions of internal counsel of Transferor and/or of Reed Smith LLP, counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

               (i) Transferor has been duly organized as an association licensed as a national banking association and is validly existing and in good standing under the laws of the United States, is duly qualified to do business and is in good standing under the laws of each jurisdiction other than where the failure to be so qualified would not have a material adverse effect on Transferor's business, and has full corporate power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements, to execute the Certificates and to consummate the transactions contemplated hereby and thereby;

               (ii) each of the Specified Agreements and the Certificates have each been duly authorized, executed and delivered by Transferor;

               (iii) neither the execution and delivery of the Specified Agreements, nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates or the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to Transferor or any statute or regulation currently applicable to the Trust, (B) any term or provision of any order known to such counsel to be currently applicable to Transferor or the Trust of any court, regulatory body, administrative agency or governmental body having jurisdiction over Transferor or the Trust, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which Transferor or the Trust is a party or by which either of them or any of their properties are bound (provided that the opinion provided pursuant to this paragraph may exclude the indemnification and contribution provisions of the Underwriting Agreements);

               (iv) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Trust, the Certificates, the Specified Agreements or any of the transactions contemplated therein or with respect to Transferor which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, would have a material adverse effect on the holders of the Certificates or upon the ability of Transferor to perform its obligations under the Specified Agreements; and any statements included in the Registration Statement and the Prospectus (and any amendments or supplements thereto) describing (A) legal proceedings relating to Transferor and (B) the Premium Finance Agreements in each case fairly summarize the matters therein described;

               (v) such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (and any amendments or supplements thereto as of the Closing Date) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than, in both cases, financial and statistical information contained or required to be contained therein as to which such counsel need express no belief) (such belief may be limited to the sections of the Prospectus under the headings "Prospectus Summary--Transferor," "Prospectus Summary--Servicer," "Maturity Assumptions (limited to the penultimate paragraph thereof)," "Business of the Originators," and "The Receivables" and the parallel sections of the Registration Statement; and

               (vi) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation by Transferor or the Trust of the transactions contemplated in or the performance of any of its duties and obligations under the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class B Certificates by the Underwriters and such as may be required under insurance premium finance or similar laws.

          In rendering such opinion counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, Transferor and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto.

          (2) The favorable opinion of Stroock & Stroock & Lavan LLP, counsel for the Underwriters and special counsel to Transferor, dated the Closing Date and to the effect that:

               (i) the Certificates, when executed, authenticated and delivered as specified in the Pooling and Servicing Agreement, and delivered against payment of the consideration specified herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

               (ii) the Receivables Purchase Agreement constitutes the legal, valid and binding agreement of each of the Originators and the Transferor, enforceable in accordance with its terms, subject (a) to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, (b) to the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity, and (c) to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

               (iii) each of the Pooling and Servicing Agreement and the Loan Agreement constitutes the legal, valid and binding agreement of Transferor, enforceable in accordance with its terms, subject (a) to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, (b) to the understanding that no opinion is expressed as to the application of equitable principles in any proceeding, whether at law or in equity, and (c) to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

               (iv) the Registration Statement has become effective under the Securities Act, and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

               (v) Such counsel has participated in conferences with representatives of the Transferor, the Originators and the Representative, at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel is not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent set forth in paragraph (ix) below), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Transferor and the Originators), no facts have come to such counsel's attention which would lead such counsel to believe that the Registration Statement at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein no misleading or that the Prospectus, on the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in the case of both the Registration Statement and the Prospectus, the financial statements and other financial and statistical information contained therein or incorporated by reference therein, as to which, in each case, no view shall be expressed);

               (vi) the Certificates, the Receivables Purchase Agreement and the Pooling and Servicing Agreement each conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus;

               (vii) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended;

               (viii) the Trust is not an "investment company" within the meaning of the Investment Company Act;

               (ix) the statements in the Registration Statement under the heading "Certain Legal Aspects of the Receivables-Transfer of Receivables", "U.S. Federal Income Tax Consequences" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

               (x) the Receivables constitute "general intangibles" as defined in the Uniform Commercial Code in the State of New York;

               (xi) (x) the Certificates will properly be treated as indebtedness for federal income tax purposes and (y) the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes; and

               (xii) such other opinions as the Rating Agencies may require.

          In rendering such opinion, Stroock & Stroock & Lavan may rely on the opinions of Reed Smith LLP and internal counsel to Transferor and Originators, as to the matters dealt with in such opinions.

          (3) The favorable opinion of Reed Smith LLP, counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and substantially to the effect that:

               (i) the Receivables constitute "general intangibles" as defined in the Uniform Commercial Code in effect in the State of Pennsylvania;

               (ii) Uniform Commercial Code financing statements with respect to the Investor Interest in the Receivables and the proceeds thereof have been filed in the office of the Secretary of the Commonwealth of Pennsylvania. No other filings or other actions, with respect to the Trustee's interest in the Receivables transferred and to be transferred by Transferor to the Trust, are necessary to perfect the interest of the Trustee in the Receivables, and the proceeds thereof, against third parties, except that appropriate continuation statements must be filed at five-year intervals; and

               (iii) in the event that a court were to conclude that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement was not a sale, the Pooling and Servicing Agreement, together with the filing of the financing statements referred to in paragraph (ii) above, create a first priority perfected security interest in the Receivables transferred and to be transferred by Transferor to the Trust, all documents and instruments relating thereto and all proceeds thereof, prior to any security interests which may be perfected under Pennsylvania law by the filing of financing statements (in rendering such opinion counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances).

          (4) The favorable opinion or opinions of internal counsel of each of the Originators and/or of Reed Smith LLP, counsel to Originators, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

               (i) each of the Originators has been duly organized and licensed as a corporation and is validly existing and in good standing under the laws of New York and California, respectively, is duly qualified to do business and is in good standing under the laws of each jurisdiction where it conducts its business other than where the failure to be so qualified would not have a material adverse effect on Originator's business, and has full corporate power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby;

               (ii) each of the Specified Agreements to which it is a party has been duly authorized, executed and delivered by each Originator, as the case may be;

               (iii) neither the execution and delivery of the Specified Agreements to which it is a party, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to either of the Originators or any statute or regulation currently applicable, (B) any term or provision of any order known to such counsel to be currently applicable to either of the Originators of any court, regulatory body, administrative agency or governmental body having jurisdiction over either of the Originators, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which either of the Originators is a party or by which either of them or any of their properties are bound;

               (iv) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Specified Agreements to which the Originators are a party or any of the transactions contemplated herein or therein or with respect to the Originators which would have a material adverse effect on the Certificates or the Trust or upon the ability of either of the Originators to perform its obligations under the Specified Agreements; and the statements included in the Registration Statement, and the Prospectus (and any supplements thereto) describing (A) legal proceedings relating to the Originators and (B) the insurance premium finance loan agreements, regulation of premium finance companies and state insurance guaranty funds in each case fairly summarize the matters therein described;

               (v) such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (and any supplements thereto as of the Closing Date) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than, in both cases, financial and statistical information contained or required to be contained therein as to which such counsel need express no belief) (such belief may be limited to the sections of the Prospectus under the headings "Prospectus Summary -- Trust Assets," "Business of the Originators," and "The Receivables");

               (vi) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation or performance by the Originators, the Transferor, the Trustee or the Trust of the transactions contemplated by, or performance of their respective obligations under any of the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class B Certificates by the Underwriters and such filings or other approvals (specified in such opinion) as have been made or obtained; and

               (vii) such counsel has been advised of the Originators' standard operating procedures relating to the Originators' acquisition of a perfected first priority security interest in the unearned premiums securing the obligations of the borrowers under insurance premium finance agreements originated by Originators in the ordinary course of the Originators' business. Assuming that the Originators' standard operating procedures are followed with respect to the perfection of security interests in the unearned premiums relating to the Receivables (such counsel having no reason to believe that the Originators has not or will not continue to follow its standard operating procedures in connection with the perfection of security interests in unearned premiums), the Originator has acquired or will acquire a perfected first priority security interest in the unearned premiums relating to the Receivables.

          In rendering such opinion counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, Transferor and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto.

          (5) The favorable opinion or opinions of internal counsel of Back-up Servicer and/or of Lathrop & Gage, L.C., counsel to Back-up Servicer, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

               (i) Each of PFSI and PFSIC has been duly organized and licensed as a corporation and is validly existing and in good standing under the laws of its incorporation, is duly qualified to do business and is in good standing under the laws of its incorporation and has full corporate power and authority to enter into and perform its obligations under the Pooling and Servicing Agreement, and to consummate the transactions contemplated thereby;

               (ii) each of the Specified Agreements as to which it is a party to have been duly authorized, executed and delivered by the Back-up Servicer;

               (iii) neither the execution of the Pooling and Servicing Agreement nor the performance by the Back-up Servicer of its obligations as a successor Servicer will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to Back-up Servicer, (B) any term or provision of any order known to such counsel to be currently applicable to Back-up Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over Back-up Servicer, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which Back-up Servicer is a party or by which any of the Back-up Servicer's properties are bound;

               (iv) assuming the laws of the State of New York are the same as the laws of the State of Missouri with respect to PFSI, and California with respect to PFSIC, the Pooling and Servicing Agreement constitutes the legal, valid and binding obligation of PFSI and PFSIC, respectively, enforceable in accordance with its respective terms, except that (y) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and

               (v) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation or performance by the Back-up Servicer of the transactions contemplated by, or performance of its obligations under the Pooling and Servicing Agreement (including the performance of the Back-up Servicer of the obligations of the Servicer under the Pooling and Servicing Agreement), except such as have been made or obtained (as specified in such opinion).

          (6) Reliance letters relating to each opinion rendered to the Trustee or any Rating Agency by Reed, Smith, Shaw & McClay or any other counsel to Transferor in connection with the rating of the Certificates.

          (7) The favorable opinion of internal counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel to the effect that:

               (i) The Trustee has been duly incorporated and is validly existing as a corporation in good standing under the laws of the United States of America with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Specified Agreements to which it is a party and to issue the Certificates and the Collateral Interest;

               (ii) each of the Specified Agreements to which it is a party has been duly authorized, executed and delivered by the Trustee;

               (iii) assuming the laws of the State of Illinois are the same as the laws of the State of New York, the Specified Agreements to which it is a party constitute the legal, valid and binding obligation of the Trustee, enforceable in accordance with their respective terms, except that (y) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

               (iv) the Certificates have been duly executed, authenticated and delivered by the Trustee;

               (v) neither the execution and delivery by the Trustee of the Specified Agreements to which it is a party nor the consummation of any of the transactions by the Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee; and

               (vi) the execution and delivery of the Specified Agreements to which it is a party by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of Illinois governing trust powers of the Trustee, (B) the Articles of Association or By-Laws of the Trustee, or (C) to the best of their knowledge, any indenture, lease, or other material agreement to which the Trustee is a party or to which its assets are subject.

     (e) The Representative shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or any Assistant Treasurer, of Transferor in which such officer shall state that the representations and warranties of Transferor in this Agreement are true and correct, and that Transferor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and subsequent to the date of the most recent financial statements of Transferor delivered to the Representative hereunder, there has been no material adverse change in the condition, financial or otherwise, whether or not arising from transactions in the ordinary course of business, of Transferor except as set forth in or contemplated by the Registration Statement and the Prospectus.

     (f) The Representative shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or any Assistant Treasurer, of each of the Originators in which such officer shall state that the representations and warranties of each of the Originators in Specified Agreements to which it is a party are true and correct, and that each of the Originators has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

     (g) The Class B Certificates shall be rated at least "A2" by Moody's and "A" by Standard & Poor's and the Class A Certificates shall be rated "Aaa" by Moody's and "AAA" by Standard & Poor's.

     (h) The Representative shall have received evidence satisfactory to it and its counsel that, on or before the Closing Date, UCC-1 financing statements have been filed in the office of the Secretary of State of the State of New York and the office of the Secretary of State of the State of California reflecting the interest of the Transferor in the Receivables and the proceeds thereof and the office of the Secretary of the Commonwealth of Pennsylvania reflecting the interest of the Trust in the Receivables and the proceeds thereof.

     (i) The Representative and Transferor shall have received from counsel for the Collateral Interest Holder reasonably acceptable to the Representative and Transferor, the favorable opinion or opinions, dated the Closing Date and satisfactory in form and substance to the Representative, its counsel, Transferor and its counsel, and in the aggregate substantially to the effect that:

          (1) The Collateral Interest Holder is a corporation duly organized and validly existing under the laws of the State of Delaware and has the corporate power and authority under the laws of the State of Delaware to execute, deliver and perform its obligations under the Loan Agreement;

          (2) the Loan Agreement has been duly and validly authorized, executed and delivered by the Collateral Interest Holder and constitutes the legal, valid and legally binding obligation of the Collateral Interest Holder enforceable against the Collateral Interest Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally, as such laws may be applied in the event of a bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt of, or the appointment of a receiver with respect to the property of, or a similar event applicable to the Collateral Interest Holder; and

          (3) all consents, approvals, authorizations, licenses, rulings or orders of or actions by any Delaware or federal governmental authority and all filings, recordings or publications, if any, required on the part of the Collateral Interest Holder in connection with the execution, delivery or performance by the Collateral Interest Holder of the Loan Agreement have been obtained or made and are in full force and effect.

     (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust any Originator or Transferor the effect of which, in any case referred to above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Class B Certificates as contemplated by the Registration Statement and the Prospectus (and any supplements thereto).

     (k) Each of the representations and warranties of the Originators, Servicer, Back-up Servicer and Transferor contained in the Specified Agreements are true and correct as of the Closing Date.

     (l) Simultaneously with or prior to the Closing Date, $440,000,000 aggregate initial principal amount of the Class A Certificates shall have been sold to the Class A Underwriters.

     Transferor will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

     Section 7. Indemnification and Contribution. (a) Transferor will indemnify and hold harmless each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act for any actual legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Transferor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to Transferor by any Underwriter specifically for use therein.

     (b) Each Underwriter, severally, agrees to indemnify and hold harmless Transferor against any losses, claims, damages or liabilities to which Transferor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Transferor by such Underwriter specifically for use therein, and will reimburse any actual legal or other expenses reasonably incurred by Transferor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by Transferor on the one hand and the Underwriters on the other from the offering of the Class B Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Transferor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Transferor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Class B Certificates (before deducting expenses) received by Transferor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Transferor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Class B Certificates purchased by such Underwriter hereunder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of Transferor under this Section shall be in addition to any liability that Transferor may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of Transferor, to each officer of Transferor who signed the Registration Statement and to each Person, if any, who controls Transferor within the meaning of the Securities Act.

     Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of Transferor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, Transferor or any of their respective representatives, officers or directors or any controlling Person, and will survive delivery of and payment for the Class B Certificates. If for any reason the purchase of the Class B Certificates by the Underwriters is not consummated, Transferor shall remain responsible for the expenses to be paid or reimbursed by Transferor pursuant to Section 5(g) hereof and the respective obligations of Transferor and the Underwriters pursuant to Section 7 hereof shall remain in effect. If the purchase of the Class B Certificates by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c) hereof, Transferor will reimburse the Underwriters for all actual out-of-pocket expenses (including fees and disbursements of counsel to the extent previously agreed) reasonably incurred by them in connection with the offering of the Class B Certificates.

     Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Class B Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Class B Certificates set forth opposite their names in Schedule I hereto bears to the aggregate amount of Class B Certificates set forth opposite the names of all the remaining Underwriters) the Class B Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Class B Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Class B Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Class B Certificates, and if such nondefaulting Underwriters do not purchase all the Class B Certificates, this Agreement will terminate without liability to any non-defaulting Underwriter, the Trust or Transferor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus (and any supplements thereto) or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Transferor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     Section 10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them c/o Deutsche Bank Securities, Inc., 31 West 52nd Street, New York, New York 10019, Attention: __________________; or if sent to Transferor will be mailed, delivered or telegraphed and confirmed to it c/o Chase Manhattan Bank USA National Association, [address], Wilmington, Delaware, Attention:
______________. [confirm]

     Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling Persons referred to in Section 7 hereof, and no other Person will have any right or obligation hereunder.

     Section 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     Section 13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any otherwise applicable principles of conflicts of laws.

     Section 14. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 15. Representative. The Representative will act for the several Underwriters in connection with this Agreement and the transactions contemplated hereby and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts duplicate hereof, whereupon it will become a binding agreement between Seller, Transferor and the several Underwriters in accordance with its terms.


                                 Very truly yours,

                                 MELLON BANK, N.A., as Seller

                                 By:__________________________________________
                                    Martin G. McGuinn
                                    Chairman and Chief Executive Officer


                                 MELLON PREMIUM FINANCE LOAN
                                 OWNER TRUST, as the Transferor


                                 By: MELLON BANK, N.A., as depositor


                                 By:__________________________________________
                                    Martin G. McGuinn
                                    Chairman and Chief Executive Officer


                                 MELLON BANK PREMIUM FINANCE
                                 LOAN MASTER TRUST, as Trust

                                 By:  MELLON PREMIUM FINANCE
                                      LOAN OWNER TRUST, as depositor

                                 By:  MELLON BANK, N.A., as depositor

                                 By:__________________________________________
                                    Martin G. McGuinn
                                    Chairman and Chief Executive Officer

The foregoing Underwriting Agreement
is hereby confirmed and accepted,
as of the date first above written:


DEUTSCHE BANC ALEX. BROWN, INC.

By:__________________________________________
   Name:
   Title:

For itself and the other
Underwriters named in
Schedule I to the foregoing
Underwriting Agreement.

                                   SCHEDULE I




                                                Principal Amount of
Class A Underwriters                                                          Class A Certificates
--------------------                                                          ---------------------

Mellon Financial Markets, LLC                               $225,000,000

Deutsche Banc Alex. Brown, Inc.                             $225,000,000

                                                Principal Amount of

Class B Underwriters                                                          Class B Certificates
--------------------                                                          ---------------------

Mellon Financial Markets, LLC                               $10,000,000

Deutsche Banc Alex. Brown, Inc.                             $10,000,000
